Exhibit 99.1

Fuel Systems Solutions, Inc. Receives Notice from Nasdaq

NEW YORK, N.Y., November 20, 2015 -- Fuel Systems Solutions, Inc. (NASDAQ: FSYS)  received a notification letter from The Nasdaq Stock Market on November 17 that it is not in compliance with Nasdaq Listing Rule 5250(c)(1) because the Company did not timely file its Quarterly Report on Form 10-Q for the period ended September 30, 2015 with the Securities and Exchange Commission.

As previously disclosed, in connection with the Company’s pending merger with Westport Innovations Inc., the Company concluded that an analysis must be performed to determine whether the Company may be required to record an asset impairment charge. Accordingly, until the Company determines whether an asset impairment charge would be recorded, the Company will be unable to file the third quarter 2015 Form 10-Q. The Company is working diligently to complete its analysis.

The Nasdaq letter provides that the Company has until January 19, 2016 to submit a plan to regain compliance. The Company currently intends to file the third quarter 2015 Form 10-Q in advance of the due date for the plan.

Forward-looking Statements

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These statements are not historical facts, but instead involve known and unknown risks, uncertainties and other factors that may cause our Company’s actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward looking statements. Statements in this press release that are not historical facts are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Words such as: “may,” “will,” “would,” “should,” “could,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “predict,” “potential,” “continue,” “seeks,” “on-going” or the negative of these terms or other comparable terminology often identify forward-looking statements, although not all forward-looking statements contain these words. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and beliefs concerning future business conditions, our results of operations, financial position and our business outlook, or state other “forward-looking” information based on currently available information. There are a number of important factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements. These risks and uncertainties and certain other factors which may impact our continuing business financial condition or results of operations, or which may cause actual results to differ from such forward-looking statements, include, but are not limited to, the unpredictable nature of the developing alternative fuel U.S. automotive market, customer dissatisfaction with our products or services, the inability to deliver our products on schedule, a further slowing of economic activity, our ability to maintain customer program relationships, our ability to achieve the anticipated benefits in connection with the Company’s cost-cutting initiatives and restructuring plan, potential changes in tax policies and government incentives and their effect on the economic benefits of our products to consumers, the continued weakness in financial and credit markets of certain countries, the growth of non-gaseous alternative fuel products and other new technologies, the price differential between alternative gaseous fuels and gasoline, and the repeal or implementation of government regulations relating to reducing vehicle emissions, economic uncertainties caused by political instability in certain of the markets we do business in, the impact of the Argentinean debt crisis on our business, our ability to realign costs with current market conditions, the risks associated with the anticipated merger with Westport Innovations Inc. including that we will be subject to various uncertainties and contractual restrictions while the merger is pending and failure to complete the merger could negatively affect our stock price and future business and financial results, the risks associated with our failure to have current financial information available and to satisfy Nasdaq listing requirements, as well as the risks and uncertainties included in our Annual Report on Form 10-K for the year ended December 31, 2014 and our other periodic reports filed with the SEC. These forward-looking statements are not guarantees of future performance. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not place undue reliance on these forward looking statements. The forward-looking statements made in this press release relate to events and state our beliefs, intent and our view of future events only as of the date of this press release. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

About Fuel Systems Solutions
Fuel Systems Solutions (FSYS) is a leading designer, manufacturer and supplier of proven, cost-effective alternative fuel components and systems for use in transportation and industrial applications. Fuel Systems' components and systems control the pressure and flow of gaseous alternative fuels, such as propane and natural gas, used in internal combustion engines. These components and systems feature the Company's advanced fuel system technologies, which improve efficiency, enhance power output and reduce emissions by electronically sensing and regulating the proper proportion of fuel and air required by the internal combustion engine. In addition to the components and systems, the Company provides engineering and systems integration services to address unique customer requirements for performance, durability and configuration. Additional information is available at www.fuelsystemssolutions.com.

Investor Relations Contacts:
LHA
Carolyn M. Capaccio
ccapaccio@lhai.com
Cathy Mattison
cmattison@lhai.com
(415) 433-3777